Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated August 31, 2015
to the currently effective Summary Prospectus (the “Prospectus”), as supplemented from time to time, for Guggenheim Mid Cap Value Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, Scott Hammond, Farhan Sharaff, and Gregg Strohkorb are added as portfolio managers for the Fund. James P. Schier remains a portfolio manager of the Fund.
Effective immediately, the section titled “Management of the Fund” on page 5 of the Prospectus is hereby deleted in its entirety and replaced with the following:
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund. James P. Schier, Scott Hammond, Farhan Sharaff, and Gregg Strohkorb are primarily responsible for the day-to-day management of the Fund. James P. Schier holds the title of Senior Portfolio Manager and Scott Hammond, Farhan Sharaff, and Gregg Strohkorb each hold the title of Portfolio Manager with the Investment Manager. James P. Schier has managed the Fund since May 1997. Messrs. Hammond, Sharaff, and Strohkorb have co-managed the Fund since August 2015.

Please Retain This Supplement for Future Reference

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